                                                             Exhibit T3A-12
                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 11:30 AM 12/28/1990
                                                         7720362096 -- 2225312

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                    * * * * *

         Ogden Allied Resource Recovery Support Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         RESOLVED, that the Certificate of Incorporation of Ogden Allied Resource Recovery Support Services, Inc. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

         "The name of the corporation is Ogden Resource Recovery Support Services, Inc."

         SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

                                                                  Exhibit T3A-12

         IN WITNESS WHEREOF, said Ogden Allied Resource Recovery Support Services, Inc. has caused this certificate to be signed by Peter Allen, its Vice President and attested by J. L. Effinger, its Assistant Secretary this 20th day of December, 1990.

                                                OGDEN ALLIED RESOURCE RECOVERY
                                                SUPPORT SERVICES, INC.

                                                By: /s/ Peter Allen
                                                    --------------------------
                                                    Peter Allen, Vice President

ATTEST:

By:     J.L. Effinger
    ----------------------------------
    J.L. Effinger, Assistant Secretary

                                                                  Exhibit T3A-12

    STATE OF DELAWARE
   SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 01/07/1993
   930115306 - 2225312

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is OGDEN RESOURCE RECOVERY SUPPORT SERVICES, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 32 Loockerman Square, Suite L-100, City of Dover 19901, County of Kent.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 12/30, 1992.

                                                   /s/ Peter Allen
                                             ---------------------------
                                             Peter Allen, Vice-President

Attest:

      /s/ J.L. Effinger
------------------------------
J.L. Effinger, Asst. Secretary

                                                                  Exhibit T3A-12

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 03/14/2001
                                                          010126487 - 2225312

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                 OGDEN RESOURCE RECOVERY SUPPORT SERVICES, INC.

It is hereby certified that:

         1. The name of the corporation (hereinafter the "corporation") is OGDEN RESOURCE RECOVERY SUPPORT SERVICES, INC.

         2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

        Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA ENERGY SERVICES, INC.

         3. The amendment of the certificate of incorporation herein certified has been duty adopted in accordance with the provision of Section 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March, 2001.

                                                         /s/ Patricia Collins
                                                       -----------------------
                                                       Name: Patricia Collins
                                                       Title: Asst. Secretary

                                                                  Exhibit T3A-12

                            CERTIFICATE OF AMENDMENT

                                       To

                          CERTIFICATE OF INCORPORATION

C-E HUNTINGTON RESOURCE RECOVERY ONE CORP. (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law (the "Act") of the State of Delaware whose registered office is located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, DOES HEREBY
CERTIFY:

         FIRST: That by unanimous written consent of the Board of Directors given on March 9, 1990, pursuant to Section 141(f) of the Act, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring the amendment to be advisable and calling for submission of the amendment to the stockholder for consideration thereof. The resolution setting forth the proposed amendment is as follows:

Delete the words:

         "The name of the corporation is C-E Huntington

         Resource Recovery One Corp."

and add the words:

                                                                  Exhibit T3A-12

         "The name of the Corporation is Ogden Martin Systems of Huntington Resource Recovery One Corp."

         SECOND: That thereafter, pursuant to resolution of the Board of Directors, the stockholder of all of the outstanding capital shares of the Corporation duly approved the amendment by written consent given on March 9, 1990 pursuant to Section 228 of the Act.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Act.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed and acknowledged by Patricia Collins, its Vice-President, and ___________________, its Assistant Secretary, this 1st day of May, 1990.

                                              BY:    /s/ Patricia Collins
                                                 --------------------------
                                                 Vice-President

                                              ATTEST:    /s/
                                                      --------------------------
                                                      Assistant Secretary

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                                                                  Exhibit T3A-12

                            CERTIFICATE OF AMENDMENT

                                       to

                       CERTIFICATE OF LIMITED PARTNERSHIP

C-E Huntington Limited Partnership (the "Limited Partnership"), for the purpose of amending the Certificate of Limited Partnership of the Limited Partnership pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, hereby certifies that the Certificate of Limited Partnership is amended as follows:

1.       Article I.

Delete the words:

                  "The name of the limited partnership formed hereby is C-E Huntington Limited Partnership."

and add the words:

                  "The name of the limited partnership formed hereby is Ogden Martin Systems of Huntington Limited Partnership."

2.       Article III.

Delete the words:

                  "The names and business addresses of the General Partners of the Partnership are:

                  Name                              Business Address

                  C-E Huntington Resource           1000 Prospect Hill Road
                  Recovery One Corp.,               P.0. Box 9308
                  a Delaware Corporation            Windsor, Connecticut
                                                    00595 -- 0500

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                                                                  Exhibit T3A-12

                  C-E Huntington Resource           1000 Prospect Hill Road
                  Recovery Two Corp.,               P. 0. Box 9308
                  a Delaware Corporation            Windsor, Connecticut
                                                    00595 -- 0500

and add the words:

                  "The names and business addresses of the General Partners of the Partnership are:

                  Name                              Business Address

                  Ogden Martin Systems of           40 Lane Road
                  Huntington Resource               CN 2615
                  Recovery One Corp.                Fairfield, NJ 07007 -- 2615

                  Ogden Martin Systems of           40 Lane Road
                  Huntington Resource               CN 2615
                  Recovery Two Corp.                Fairfield, NJ 97007 -- 2615"

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by a general partner thereunder duly authorized as of May, 1990.

Dated: May 1, 1990                               OGDEN MARTIN SYSTEMS OF
                                                 HUNTINGTON LIMITED PARTNERSHIP

                                                By: OGDEN MARTIN SYSTEMS
                                                    OF HUNTINGTON RESOURCE
                                                    RECOVERY ONE CORP.,
                                                    Its Managing General
                                                    Partner

                                                By:    /s/ Patricia Collins
                                                    ----------------------------
                                                Title: Vice President